SUNAMERICA FOCUSED SERIES, INC.

                     FOCUSED INTERNATIONAL EQUITY PORTFOLIO
                                (the "Portfolio")

            (supplement to the prospectuses dated February 28, 2006)

         Under the heading "Transaction Policies" in the "Shareholder Account Information" section of the Portfolio's prospectus, the following paragraph replaces the fourth paragraph in the subsection entitled "Exchanges":

"With respect to Class A shares of the Focused International Equity Portfolio, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Portfolio described on page 33 or to exchanges by other funds that invest in the Portfolio and that are advised and/or administered by AIG SunAmerica and certain of its affiliates."

         Under the heading "Transaction Policies" in the "Shareholder Account Information" section of the Portfolio's Prospectus, the following paragraph replaces the paragraph in the subsection entitled "Redemption Fee":

"REDEMPTION FEE. With respect to Class A shares of the Focused International Equity Portfolio, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. The Redemption Fee does not apply to shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Portfolio described on page 33 or to redemptions by other funds that invest in the Portfolio and that are advised and/or administered by AIG SunAmerica and certain of its affiliates."


Dated: July 7, 2006